                                  EXHIBIT 17(g)

                                   CCMI FUNDS
                                CCMI EQUITY FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, [MARCH 18], 2005

The undersigned, revoking previous proxies, if any, with respect to the Shares (defined below), hereby appoints [______], [______] and [______] as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the above referenced fund (the "Fund") of CCMI Funds (the "CCMI Trust") to be held at [431 NORTH PENNSYLVANIA STREET, INDIANAPOLIS, IN 46204], on Friday, March 18, 2005 at [9:30 A.M.], EST, and any adjournments or postponements thereof, all shares of beneficial interest of the Meeting ("Shares") on the proposal set forth on the reverse regarding: (i) the Agreement and Plan of Reorganization (the "Reorganization Agreement") between the CCMI Trust, on behalf of the Fund, and STI Classic Funds (the "STI Trust"), on behalf of the corresponding series of the STI Trust set forth on reverse; and
(ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE CCMI TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

APPROVE THE REORGANIZATION AGREEMENT AS IT RELATES TO THE CCMI EQUITY FUND AND THE STI CLASSIC GROWTH AND INCOME FUND:

                [ ]  For            [ ]  Against             [ ]  Abstain

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: _____________________________, 2004


                                           Signature of Shareholder

                                           Signature (Joint owners)

YOU CAN VOTE BY MAIL, PHONE, INTERNET, OR IN PERSON.

- TO VOTE BY MAIL, PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

- YOU MAY VOTE BY PHONE BY CALLING TOLL-FREE [___]-[___]-[____], ENTERING YOUR 14 DIGIT CONTROL NUMBER LOCATED ON THIS CARD, AND FOLLOWING THE SIMPLE RECORDED INSTRUCTIONS.

-        YOU MAY ALSO SUBMIT YOUR VOTE OVER THE INTERNET AT WWW.PROXYWEB.COM.

-        FINALLY, YOU MAY VOTE IN PERSON BY ATTENDING THE MEETING ON [MARCH 18],
         2005.

                                   CCMI FUNDS

                                 CCMI BOND FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, [MARCH 18], 2005

The undersigned, revoking previous proxies, if any, with respect to the Shares (defined below), hereby appoints [______], [______] and [______] as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the above referenced fund (the "Fund") of CCMI Funds (the "CCMI Trust") to be held at [431 NORTH PENNSYLVANIA STREET, INDIANAPOLIS, IN 46204], on Friday, [March 18], 2005 at [9:30 A.M.], EST, and any adjournments or postponements thereof, all shares of beneficial interest of the Meeting ("Shares") on the proposal set forth on the reverse regarding: (i) the Agreement and Plan of Reorganization (the "Reorganization Agreement") between the CCMI Trust, on behalf of the Fund, and STI Classic Funds (the "STI Trust"), on behalf of the corresponding series of the STI Trust set forth on reverse; and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE CCMI TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

APPROVE THE REORGANIZATION AGREEMENT AS IT RELATES TO THE CCMI BOND FUND AND THE STI CLASSIC INVESTMENT GRADE BOND FUND:

                [ ]  For            [ ]  Against             [ ]  Abstain

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: __________________________, 2004

                                         Signature of Shareholder

                                         Signature (Joint owners)

YOU CAN VOTE BY MAIL, PHONE, INTERNET, OR IN PERSON.

- TO VOTE BY MAIL, PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

- YOU MAY VOTE BY PHONE BY CALLING TOLL-FREE [___]-[___]-[____], ENTERING YOUR 14 DIGIT CONTROL NUMBER LOCATED ON THIS CARD, AND FOLLOWING THE SIMPLE RECORDED INSTRUCTIONS.

-        YOU MAY ALSO SUBMIT YOUR VOTE OVER THE INTERNET AT WWW.PROXYWEB.COM.

-        FINALLY, YOU MAY VOTE IN PERSON BY ATTENDING THE MEETING ON [MARCH 18],
         2005.

                                   CCMI FUNDS

                    CCMI TAX-EXEMPT NORTH CAROLINA BOND FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, [MARCH 18], 2005

The undersigned, revoking previous proxies, if any, with respect to the Shares (defined below), hereby appoints [______], [______] and [______] as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the above referenced fund (the "Fund") of CCMI Funds (the "CCMI Trust") to be held at [431 NORTH PENNSYLVANIA STREET, INDIANAPOLIS, IN 46204], on Friday, [March 18], 2005 at [9:30 A.M.], EST, and any adjournments or postponements thereof, all shares of beneficial interest of the Meeting ("Shares") on the proposal set forth on the reverse regarding: (i) the Agreement and Plan of Reorganization (the "Reorganization Agreement") between the CCMI Trust, on behalf of the Fund, and STI Classic Funds (the "STI Trust"), on behalf of the corresponding series of the STI Trust set forth on reverse; and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE CCMI TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

APPROVE THE REORGANIZATION AGREEMENT AS IT RELATES TO THE CCMI TAX-EXEMPT NORTH CAROLINA BOND FUND AND THE STI CLASSIC NORTH CAROLINA TAX-EXEMPT BOND FUND:

                [ ]  For            [ ]  Against             [ ]  Abstain

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: ______________________________, 2004

                                             Signature of Shareholder

                                             Signature (Joint owners)

YOU CAN VOTE BY MAIL, PHONE, INTERNET, OR IN PERSON.

- TO VOTE BY MAIL, PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

- YOU MAY VOTE BY PHONE BY CALLING TOLL-FREE [___]-[___]-[____], ENTERING YOUR 14 DIGIT CONTROL NUMBER LOCATED ON THIS CARD, AND FOLLOWING THE SIMPLE RECORDED INSTRUCTIONS.

-        YOU MAY ALSO SUBMIT YOUR VOTE OVER THE INTERNET AT WWW.PROXYWEB.COM.

-        FINALLY, YOU MAY VOTE IN PERSON BY ATTENDING THE MEETING ON [MARCH 18],
         2005.